SEACOR Marine Holdings Inc. Investor Presentation February 29, 2024 SMHI LISTED NYSE Exhibit 99.2

Forward-Looking Statements seacormarine.com Forward-Looking Statements discussed in this release as well as in other reports, materials and oral statements that SEACOR Marine Holdings Inc. (“SEACOR Marine” or the “Company”) releases from time to time to the public constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “believe,” “plan,” “target,” “forecast” and similar expressions are intended to identify forward-looking statements and includes the information on Slide 26. Such forward-looking statements concern management's expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters. Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties such as the completion of our financial close process for the quarter, that could cause actual results to differ materially from those anticipated or expected by the management of the Company. These statements are not guarantees of future performance and actual events or results may differ significantly from these statements. Actual events or results are subject to significant known and unknown risks, uncertainties and other important factors, many of which are beyond the Company's control. It should be understood that it is not possible to predict or identify all such factors. Investors and analysts should not place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date of the document in which they are made. The Company disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in the Company's expectations or any change in events, conditions or circumstances on which the forward-looking statement is based, except as required by law. It is advisable, however, to consult any further disclosures the Company makes on related subjects in its filings with the U.S. Securities and Exchange Commission, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (if any). These statements constitute the Company's cautionary statements under the Private Securities Litigation Reform Act of 1995. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures. Direct Vessel Profit (defined as operating revenues less operating costs and expenses, “DVP”), when applied to individual vessels, fleet categories or the combined fleet. DVP is a critical financial measure used by the Company to analyze and compare the operating performance of its individual vessels, fleet categories, regions and combined fleet, without regard to financing decisions (depreciation for owned vessels vs. leased-in expense for leased-in vessels). DVP is also useful when comparing the Company’s fleet performance against those of our competitors who may have differing fleet financing structures. DVP has material limitations as an analytical tool in that it does not reflect all of the costs associated with the ownership and operation of our fleet, and it should not be considered in isolation or used as a substitute for our results as reported under GAAP. EBITDA is defined as DVP less general and administrative expenses and lease expenses. We believe that the presentation of EBITDA provides useful information to investors and management uses it to assess our on-going operations. Our use of EBITDA should not be viewed as an alternative to measures calculated in accordance with GAAP. EBITDA has limitations as analytical tool such as: (i) EBITDA does not reflect the impact of earnings or charges that we consider not to be indicative of our on-going operations, (ii) EBITDA does not reflect interest and income tax expense; and (iii) other companies, including other companies in our industry, may calculate EBITDA differently than we do. We do not provide a forward-looking reconciliation of EBITDA as the amount and significance of special items required to develop meaningful comparable GAAP financial measures cannot be estimated at this time without unreasonable efforts. These special items could be meaningful. Net Debt is defined as total debt (the most comparable GAAP measure, calculated as long-term debt plus current portion of long-term debt excluding discount and issuance costs) less cash and cash equivalents (including restricted cash). We believe that the presentation of Net Debt provides useful information to investors and management uses it to compare total debt less cash and cash equivalents across periods on a consistent basis.

seacormarine.com 1. Company Overview Photo Credit: Uavpic.com

SEACOR Marine – Global OSV Owner with Modern Fleet

SEACOR MARINE

Company Overview

- Leading provider of marine and support transportation services to offshore energy facilities worldwide with one of the youngest fleets in the industry
- Listed on the NYSE (ticker: **SMHI**) with a market capitalization of $284M (1)
- Operates and manages a diverse fleet of 58 offshore support vessels ("OSVs") that provides crew transportation, supply, accommodation and maintenance support
- Global footprint with presence in all major offshore basins, serving a diverse range of customers in the oil and gas and offshore wind sectors
- Adopter of leading-edge technology (hybrid power, walk-to-work, etc.) to enhance sustainable operations

Global Presence


13 vessels
United States
10 vessels
Latin America
West Africa & Europe
19 vessels
Middle East & Asia
16 vessels

● SEACOR Marine

Company Highlights (3)

Contract Backlog
> $450M *(incl. options)*

Cash & Cash Equivalents
$84.1M

Net Debt (2)
$268.9M

Stewards of Capital and Operational Excellence

- Disciplined capital
- Continued deleveraging
- Safety first culture

Energy Efficiency and CO_2 Emission Reduction

- 7 hybrid PSVs
- 4 hybrid systems ordered
- Offshore wind support

Fleet Composition (3)

Region / Asset Type	PSV	FSV	Liftboat	AHTS
United States	2	5	6	-
Latin America	8	2	-	-
Africa & Europe	6	10	-	3
Middle East & Asia	5	8	2	1
Total	**21**	**25**	**8**	**4**

58 Vessels – Average Age of 9.4 Years

(1) *Bloomberg, as of market close on February 28, 2024.*
(2) *Net Debt is a non-GAAP financial measure. See Slide 2 for a discussion of Net Debt.*
(3) *Company Highlights and Fleet Composition as of December 31, 2023. Fleet count includes 3 managed vessels and 1 leased-in vessel in 2023.*

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seacormarine.com Financial Highlights FY 2022 FY 2023 Fleet Count and Average Age includes 2 managed vessels and 3 leased-in vessels in 2022, and 3 managed vessels and 1 leased-in vessel in 2023. Direct Vessel Profit is a non-GAAP financial measure. See Slide 2 for a discussion of Direct Vessel Profit. EBITDA is a non-GAAP financial measure. See Slide 2 for a discussion of EBITDA. Fleet Average Utilization Fleet Average Day Rate Revenues Direct Vessel Profit (2) 75% 75% $12,673 $16,375 $217.3M $279.5M $45.3M $119.9M Change - +29% +29% +164% 2023 was a year of growth marked by an acceleration in day rates, improved profitability and fleet high-grading Fleet Count / Average Age (1) 60 / 8.6 years 58 / 9.4 years -2 EBITDA (3) $0.6M $67.9M +67.4M

High-Quality and Youngest Fleet of any Peer Competitor

SEACOR MARINE



Platform Supply Vessels (PSV)

- 21 vessels
- Average age of 6.5 years
- 11 vessels with deck space > 800m^2
- 7 with hybrid power, 4 additional hybrid systems on order



Fast Support Vessels (FSV)

- 25 vessels *(3 managed)*
- Average age of 10.0 years
- Aluminum monohulls or catamarans, up to 150 passengers
- DP-2 or DP-3, speed up to 40+ knots



Liftboats

- 8 vessels
- Average age of 12.8 years (9.0 years for premium liftboats)
- Working water depth up to 275 feet
- Accommodation up to 150 berths



Anchor Handling Tug & Supply (AHTS)

- 4 vessels *(1 leased-in)*
- Average age of 14.8 years
- 7,000 to 11,000 BHP, 120t + Bollard Pull
- DP-2

Work Scope

- Shallow water and deepwater activities
- Delivery of cargo, drilling fluids, methanol, fuel and water to rigs
- Construction and maintenance support, standby, accommodation
- Offshore wind support

- High-speed cargo transport to offshore facilities
- Transport of personnel at high-speed and comfort
- Support drilling and production operations
- Emergency response services

- Self-elevating, self-propelled work platforms
- Well workover, maintenance and well production enhancement
- Decommissioning, plug and abandonment
- Offshore wind support in the U.S. (Jones Act)

- Offshore drilling support by towing, positioning and mooring rigs
- Carry and launch equipment such as remote operated vehicles
- Transportation of drilling fluids and bulk products
- Emergency response services

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Africa & Europe Latin America United States (primarily Gulf of Mexico) Middle East & Asia seacormarine.com Revenue Diversification With a Reputable Customer Base Africa & Europe Latin America United States (primarily Gulf of Mexico) Middle East & Asia 2023 Total Revenue (1) Main Customers (2) High-Quality Customers Customer Name % of FY 2023 Total Revenue ExxonMobil 17% Saudi Aramco 15% Azule Energy (BP / ENI Joint Venture) 15% Ørsted 6% Chevron 6% QatarEnergy 4% MexMar 3% APA Corporation 3% Fugro 2% Van Oord 2% Top 10 customers account for 73% of FY 2023 Revenues Total Revenue (3) by Type For the twelve months ended December 31, 2023. For continuing operations. Numbers in percentage of Total Revenue per respective geography. Main Customers may be direct or indirect end-users. For FY 2023. $60M $53M $44M $61M

seacormarine.com 2. Market Outlook Photo Credit: Uavpic.com

Strong Industry Fundamentals – Increased Demand Drivers seacormarine.com Source: Rystad Energy. 9 Growing Global Offshore Upstream Capital Expenditures Robust Global Offshore Project Sanctioning Pipeline

Sustained Growth in OSV Demand – Tight Supply / Demand Balance

SEACOR MARINE

Growing OSV Demand

Active > PSV 1,000+ DWT & AHTS 4,000+ BHP



~13%
3,000
2,500
2,000
1,500
1,000
500
0
Number of Vessels
2,737
2,898
3,034
2,511
2,230
2,021
2,031
2,208
2,012
2,258
2,437
2,507
2,648
2,746
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024E
2025E
2026E
Active OSVs
Forecast

Comments

- OSV demand progress was evident on a global basis in 2023, with tangible improvement in all regional markets
- PSV demand has improved at a faster rate than other asset classes against the backdrop of higher activity in the Gulf of Mexico, Brazil and West Africa (the "Golden Triangle")
- Development of new areas requiring more vessels (e.g. Guyana, Suriname, Namibia, Mozambique)
- Total OSV demand is expected to continue its growth in the coming years with limited additional supply, further tightening the chartering market
- From 2023 to 2026, OSV demand is expected to increase by ~13%

Source: Clarksons Research.

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Supply Side Constraints Remain seacormarine.com Limited orderbook, constrained financing and continued development of local cabotage leads to a favorable supply and demand balance Source: Clarksons Research. Aging Stacked Fleet Limited Supply 571 stacked OSVs per FYE 2023 Total OSV Fleet of 3,431 vessels per FYE 2023

Tight Supply / Demand Balance Leads to Improved Pricing and Utilization seacormarine.com Source: Clarksons Research. PSV Average Day Rates PSV Average Utilization Contracting terms and duration improve in addition to PSV average day rates and utilization

seacormarine.com 3. Financials Photo Credit: Uavpic.com

Sustained Growth in Total Revenue and Direct Vessel Profit seacormarine.com Direct Vessel Profit is a non-GAAP financial measure. See Slide 2 for a discussion of Direct Vessel Profit. Improving day rates and utilization leading to sustained revenue growth over the last four years DVP growth exceeding 150% year-on-year from 2022 to 2023 Improving DVP margin, highlighting operating leverage driven by increasing day rates and utilization Continued deleveraging of the balance sheet, coupled with a strengthening Cash & Cash Equivalents position Maintaining adequate capitalization with an equity ratio of 48% in FY 2023 Total Revenue, DVP (1) & DVP Margin Total Debt, Cash & Cash Equivalents & Equity Ratio Comments Total Revenue 4-year CAGR = 18%

Illustrative Operating Leverage – EBITDA Sensitivity seacormarine.com Note: Based on an average fleet of 56 vessels and 75% Average Fleet Utilization per FY 2023. Average Fleet Day Rate in FY 2023. Net Debt and EBITDA are non-GAAP financial measures. See Slide 2 for a discussion of Net Debt and EBITDA. Annual Revenue (in $M) 280 289 297 304 312 320 327 335 343 351 Net Debt / EBITDA (2) 4.0x 3.5x 3.2x 2.9x 2.7x 2.5x 2.3x 2.2x 2.0x 1.9x (1) The following information represents potential Annual Revenue and EBITDA outcomes under different average fleet day rate and/or utilization environments, calculated assuming for these purposes: (i) our FY 2023 Average Fleet Utilization of 75% and illustrative utilization of 80%; (ii) our FY 2023 Bareboat Charter and Other Marine Services of $28.1M; (iii) our FY 2023 General & Administrative and Lease Expenses of $51.9M; and (iv) our FY 2023 Operating Expenses (incl. Repairs and Drydocking) of $159.7M. The following does not represent SEACOR Marine’s guidance or projections for potential 2024 results for 2024 or any other period and should not be relied on as such. Actual FY 2024 financial results may materially differ from prior periods and the information set forth below. High operating leverage for any incremental percentage in fleet utilization and/or growth in day rates ~10% increase in Day Rates from FY 2023 EBITDA (FY 2023) 75% Fleet Utilization (FY 2023) 80% Fleet Utilization (Illustrative) Q4 2023 Average Fleet Day Rate $18,031

Acceleration in Day Rates and Utilization Across Asset Classes

SEACOR MARINE

Fleet DVP Breakdown

	FY 2022	FY 2023	Change
PSV			
Day Rate	$13,246	$18,031	+36%
Utilization	76%	77%	
PSV - Direct Vessel Profit (1)	**$11.4M**	**$39.5M**	
FSV			
Day Rate	$9,425	$11,273	+20%
Utilization	85%	84%	
FSV - Direct Vessel Profit (1)	**$20.4M**	**$34.2M**	
Liftboat			
Day Rate	$27,010	$37,523	+39%
Utilization	55%	50%	
Liftboat - Direct Vessel Profit (1)	**$4.9M**	**$43.5M**	
AHTS			
Day Rate	$8,975	$9,201	+3%
Utilization	69%	70%	
AHTS - Direct Vessel Profit (1)	**$3.8M**	**$0.4M**	
Miscellaneous - Direct Vessel Profit (1)	**$4.8M**	**$2.3M**	
Average Fleet Day Rate	**$12,673**	**$16,375**	+29%
Average Fleet Utilization	**75%**	**75%**	
Total - Direct Vessel Profit (1)	**45.3M**	**$119.9M**	

Recently Achieved Day Rates

Asset Class	Day Rate
PSV (> 800 m^2 deck space)	$31,200
PSV (< 700 m^2 deck space)	$16,300
FSV (Catamarans)	$23,000
FSV	$15,000
Liftboat (Premium)	$82,000
Liftboat	$28,000
AHTS	$12,200

Comments

- Increased day rates across all asset classes, driven by PSVs, FSVs and Liftboats
- Direct positive impact on Direct Vessel Profit, resulting in a growth of 164% year-on-year from 2022 to 2023
- Recently achieved day rates by SEACOR Marine are significantly higher than average fleet day rates for FY 2023, reflecting incremental repricing opportunities going forward

(1) *Direct Vessel Profit is a non-GAAP financial measure. See Slide 2 for a discussion of Direct Vessel Profit.*

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Sound Capital Structure seacormarine.com Total Debt Maturity Profile Enterprise Value Bridge Fiscal Year End 2023 2024 2025 2026 2027 2028 2029 Total Debt Outstanding ($M) 353.0 324.7 296.1 143.6 116.5 6.2 0.0 Continued deleveraging of the balance sheet with ~$28M amortization per year Limited prepayment penalties apply as from and after Q4 2024 Significant unencumbered fleet value available to refinance Guaranteed Notes maturing in Q3 2026 Bloomberg, as of market close on February 28, 2024. (1) Comments

Modern and sustainable fleet serving a broad customer base in offshore oil and natural gas and offshore wind Summary seacormarine.com Robust market fundamentals and supply/demand equation with re-pricing opportunities High operating leverage coupled with continued deleveraging to support a sound capital structure Increasing terms and duration of contracts underpinning cash flow growth Strong operating platform with demonstrated leadership in Environmental, Social and Governance practices 5 4 3 2 1 Operational Excellence Capital Allocation ESG Leadership

seacormarine.com 4. Appendix Photo Credit: Uavpic.com

Financials – Income and Loss Statement seacormarine.com Source: Company filings. Income & Loss Statement (in $ thousands, for the years ended December 31) 2023 2022 2021 Operating Revenues 279,511 217,325 170,941 Costs and Expenses: Operating 159,650 171,985 127,406 Administrative and General 49,183 40,911 37,639 Lease Expense 2,748 3,869 6,085 Depreciation and Amortization 53,821 55,957 57,395 265,402 272,722 228,525 Gains (Losses) on Asset Dispositions and Impairments, Net 21,409 1,398 20,436 Operating Income (Loss) 35,518 (53,999) (37,148) Other Income (Expense): Interest Income 1,444 784 1,302 Interest Expense (37,504) (29,706) (28,111) SEACOR Holdings Guarantee Fees - - (7) Gain on Debt Extinguishment (2,004) 10,429 61,994 Derivative Gains, Net 608 - 391 Foreign Currency Losses, Net (2,133) 1,659 (1,235) Gain (Loss) from Return of Investments in 50% or Less Owned Companies and Other, Net - 755 9,441 (39,589) (16,079) 43,775 Income (Loss) from Continuing Operations Before Tax Expense (Benefit) and Equity in Earnings (Losses) of 50% or Less Owned Companies (4,071) (70,078) 6,627 Income Tax Expense (Benefit): Current 13,860 8,485 6,633 Deferred (5,061) 97 4,860 8,799 8,582 11,493 Income (Loss) Before Equity in Earnings (Losses) of 50% or Less Owned Companies (12,870) (78,660) (4,866) Equity in Earnings (Losses) of 50% or Less Owned Companies, Net of Tax 3,556 7,011 15,078 Income (Loss) from Continuing Operations (9,314) (71,649) 10,212 Income (Loss) on Discontinued Operations, Net of Tax - - 22,925 Net Income (Loss) (9,314) (71,649) 33,137 Net Income (Loss) Attributable to Noncontrolling Interests in Subsidiaries - 1 1 Net Income (Loss) attributable to SEACOR Marine Holdings Inc. (9,314) (71,650) 33,136

Financials – Balance Sheet and Debt Overview

SEACOR MARINE

Balance Sheet *(in $ thousands, for the years ended December 31)*

ASSETS	2023	2022	2021
Current Assets:			
Cash and Cash Equivalents, including Restricted Cash	84,131	43,045	41,220
Other Current Assets	80,555	89,268	69,793
Total Current Assets	**164,686**	**132,313**	**111,013**
Property and Equipment, net of Depreciation	594,682	656,905	705,752
Construction in Progress	10,362	8,111	15,531
Net Property and Equipment	605,044	665,016	721,283
Leases and Other Assets	10,606	18,038	80,206
Total Assets	**780,336**	**815,367**	**912,502**

LIABILITIES AND EQUITY	2023	2022	2021
Current Liabilities:			
Current Portion of Lease Liabilities	1,626	2,826	2,019
Current Portion of Long-Term Debt	28,365	61,512	31,602
Other Current Liabilities	47,095	56,824	51,044
Total Current Liabilities	**77,086**	**121,162**	**84,665**
Long-Term Lease Liabilities	3,535	11,520	4,961
Long-Term Debt	287,544	260,119	332,762
Other Long-Term Liabilities	37,947	43,420	43,573
Total Liabilities	**406,112**	**436,221**	**465,961**
Total Equity	**374,224**	**379,146**	**446,541**
Total Liabilities and Equity	**780,336**	**815,367**	**912,502**

Debt Overview *(as of December 31, 2023)*

Debt Facility	Final Maturity	Principal Outstanding ($M)
Guaranteed Notes	July 2026	90.0
New Convertible Notes (1)	July 2026	35.0
SEACOR Alpine Credit Facility	June 2028	26.2
2023 SMFH Credit Facility	September 2028	119.0
Sea-Cat Crewzer III Term Loan Facility	July 2029	14.2
SEACOR Delta Shipyard Financing	February 2029	68.6
Total Debt		**353.0**
Discount / Issuance Costs (2)		(37.1)
Total Debt net of Discount / Issuance Costs		**315.9**

(1) Conversion Price of $11.75 per share.

(2) Debt discounts and costs incurred in connection with the issuance of debt are amortized over the life of the related debt using the effective interest rate method for term loans and straight-line method for revolving credit facilities and are included in interest expense in the accompanying consolidated statements of income (loss).

Source: Company filings.

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Financials – Cash Flow Statement (1/2) seacormarine.com Cash Flow Statement (in $ thousands, for the years ended December 31)   2023 2022 2021 Cash Flows from Continuing Operating Activities:       Net Income (Loss) (9,314) (71,649) 33,137 Adjustments to Reconcile Net Income (Loss) to Net Cash Provided by (used in) Operating Activities: Depreciation and Amortization 53,821 55,957 57,395 Debt Discount and Deferred Financing Cost Amortization 8,340 6,701 7,963 Stock-based Compensation Expense 6,000 4,597 5,447 Allowance for Credit Losses 3,519 489 863 (Gains) Losses from Equipment Sales, Retirements or Impairments, Investments in 50% or Less Owned Companies (21,409) (1,398) (52,634) (Gain) Loss on Debt Extinguishment 177 (12,700) (62,749) Derivative (Gains) Losses (608) - (391) Interest on Finance Lease 202 244 4 Settlements on Derivative Transactions, Net 577 (749) (2,150) Currency (Gains) Losses 2,133 (1,659) 1,235 Deferred Income Taxes (5,061) 97 4,860 Equity (Earnings) Losses (3,556) (7,011) (15,078) Dividends Received from Equity Investees 2,241 3,057 5,332 Changes in Operating Assets and Liabilities: Accounts Receivables (17,215) (652) 22,437 Other Assets 2,288 2,559 3,113 Accounts Payable and Accrued Liabilities (13,188) 7,501 471 Net Cash provided by (used in) Operating Activities 8,947 (14,616) 9,255 Cash Flows from Continuing Investing Activities:       Purchases of Property and Equipment (10,604) (462) (7,003) Proceeds/Cash Impact from Disposition/Sale of Property and Equipment 44,730 6,734 68,852 Cash Flow related to Investments in 50% or Less Owned Companies and Equity Investees - 66,528 9,951 Notes Due from Others - (28,831) - Principal Payments on Notes due from Others 15,000 13,831 - Net Cash provided by Investing Activities 49,126 57,800 71,800 Source: Company filings.

Financials – Cash Flow Statement (2/2) seacormarine.com Source: Company filings. Cash Flow Statement (in $ thousands, for the years ended December 31)   2023 2022 2021 Cash Flows from Continuing Financing Activities:       Payments on Long-Term Debt (29,165) (38,152) (78,124) Payments on Debt Extinguishment (131,604) - - Payments on Debt Extinguishment Costs (1,827) (2,271) (755) Proceeds from issuance of Long-term Debt, net of Issue Costs 148,475 - - Proceeds from issuance of Common Stock, net of Issue Costs 24 - - Proceeds from Exercise of Stock Options and Warrants 6 151 1 Payments on Finance Lease (531) (351) (30) Acquisition of Common Shares for Tax Withholding Obligations (2,368) (732) (272) Net Cash used in Financing Activities (16,990) (41,355) (79,180) Effects of Exchange Rates 3 (4) (22) Cash Flows from Discontinued Operations:       Cash Flows from Discontinued Operations: - - (171) Effects of Exchange Rate Changes on Cash, Restricted Cash and Cash Equivalents - - - Net (Decrease) Increase in Cash, Restricted Cash and Cash Equivalents on Discontinued Operations - - (171) Net Increase (Decrease) in Cash, Cash Equivalents and Restricted Cash 41,086 1,825 1,682 Cash, Cash Equivalents and Restricted Cash, Beginning of Year 43,045 41,220 39,538 Cash, Cash Equivalents and Restricted Cash, End of Year 84,131 43,045 41,220

Strong Commitment to ESG seacormarine.com Sustainability Report 2022/2023 Our Values and Responsible Business Practices United Nations Sustainable Development Goals (SDGs) United Nations Global Compact – Sustainable Ocean Principles Paris Climate Accord; and Frameworks provided by the: Sustainability Accounting Standards Board (SASB) Task Force on Climate-Related Financial Disclosures (TCFD) Global Reporting Initiative (GRI) SEACOR Marine – Winner of the 2024 OSJ ESG Award Recognizes the positive impact of SEACOR Marine’s environmental, social and governance program SEACOR Marine works towards aligning its goals with: Source: Company’s 2022/2023 Sustainability Report.

Introduced a carbon intensity indicator (CII) metric on select vessels Completed implementation of Safe Water on Board (SWOB) on select vessels as part of our pilot project to reduce plastic waste Published our Diversity, Equity and Inclusion (DE&I) Statement Continued development of our Compliance Training Program, including the addition of courses on sustainability, environmental protection and DE&I Supported one of the largest offshore wind projects under development in the U.S. (South Fork), located off the coast of Long Island, New York Published our Supplier Code of Conduct and developed our Responsible Procurement Policy Created sub-committees and working groups in support of sustainability and ESG oversight responsibilities of the Board of Directors Completed pilot project implementing direct (Scope 1) emissions tracking on select vessels and data collection for indirect (Scope 2) emissions Advancing Our ESG Program seacormarine.com Notable Highlights from our 2022/2023 Sustainability Report 1 2 3 4 5 6 7 8 Source: Company’s 2022/2023 Sustainability Report.

SEACOR Marine Outperforms the Industry’s Safety Benchmarks Year-on-Year Total Recordable Injury Rate (“TRIR”) (1) vs. Industry Benchmarks seacormarine.com TRIR = (Fatalities + Lost Time Incidents + Restricted Work Cases + Medical Treatment Cases) x 1,000,000 / Total Hours Worked. Source: Company, International Support Owners Association (ISOA), International Marine Contractors Association (IMCA). 5-year TRIR Average (2018 - 2022) SEACOR Marine 0.227 ISOA 1.014 IMCA 1.342 ISOA / IMCA has not yet published 2023 figures

seacormarine.com Contact: Investor Relations Email: InvestorRelations@seacormarine.com Website: www.seacormarine.com SMHI LISTED NYSE